                                                                  EXHIBIT 10.96

                       L-3 COMMUNICATIONS HOLDINGS, INC.
                       1998 DIRECTORS STOCK OPTION PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, effective as of the   th day of   ,    (the "Grant Date"),
between L-3 Communications Holdings, Inc., a Delaware corporation (the
"Company"), and (the "Optionee").

     WHEREAS, the Company has adopted the 1998 Directors Stock Option Plan
Directors of L-3 Communications Holdings, Inc. (the "Plan") in order to provide additional incentive to selected officers and employees of the Company and its subsidiaries; and

     WHEREAS, the Committee responsible for administration of the Plan has determined to grant an option to the Optionee as provided herein and the
Company and the Optionee hereby wish to memorialize the terms and conditions applicable to the Option (as defined below);

     NOW, THEREFORE, the parties hereto agree as follows:

1. Grant of Option.

     1.1 Effective as of the Grant Date, for good and valuable consideration, the Company hereby irrevocably grants to the Optionee the right and option (the
"Option") to purchase all or any part of an aggregate of   shares (the "Shares")
of the Company's Common Stock, par value $0.01 per share, subject to, and in accordance with, the terms and conditions set forth in this Option Agreement.

     1.2 The Option is not intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

     1.3 This Option Agreement shall be construed in accordance and consistent with, and subject to, the terms of the Plan (the provisions of which are incorporated hereby by reference); and, except as otherwise expressly set forth herein, the capitalized terms used in this Option Agreement shall have the same definitions as set forth in the Plan.

2. Exercise Price.

     The price at which the Optionee shall be entitled to purchase the Shares
upon the exercise of the Option shall be $    per Share subject to adjustment as
provided in Section 9, without commission or other charge.

3. Duration of Option.

     The Option shall be exercisable to the extent and in the manner provided herein for a period of ten (10) years from the Grant Date (the "Exercise
Term"); provided, however, that the Option may be earlier terminated as provided in Section 6 hereof.

4. Exercisability of Option.

     Unless otherwise provided in this Option Agreement or the Plan, the Option shall entitle the Optionee to purchase, in whole at any time or in part from time to time, one-third (1/3) of the total number of shares covered by the
Option on the first anniversary of the Grant Date, a one-third (1/3) of the total number of Shares covered by the Option on the second anniversary of the
Grant Date and the final one-third (1/3) of the total number of Shares covered by the Option on the third anniversary of the Grant Date. Each such right of purchase shall be cumulative and shall continue, unless sooner exercised or terminated as herein provided, during the remaining period of the Exercise
Term. Any fractional number of shares resulting from the application of the foregoing percentages shall be rounded to the next higher whole number of
Shares (not to exceed the total number of Shares granted as provided in Section
1.1).

5. Manner of Exercise and Payment.

     5.1 Subject to the terms and conditions of this Option Agreement and the
Plan, the Option may be exercised by delivery of written notice to the
Secretary of the Company, at its principal executive office. Such notice shall state that the Optionee or other authorized person is electing to exercise the
Option and the number of Shares in respect of which the Option is being exercised and shall be signed by the person or persons exercising the Option.
Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part, provided that partial exercise shall be for whole shares of Common Stock only. If requested by the
Committee, such person or persons shall (i) deliver this Agreement to the
Secretary of the Company who shall endorse thereon a notation of such exercise and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Option.

     5.2 The notice of exercise described in Section 5.1 shall be accompanied by (x) either (i) payment of the full purchase price for the Shares in respect of which the Option is being exercised, in cash, by check or a combination thereof or (ii) subject to the consent of the Committee, instructions from the
Optionee to the Company directing the Company to deliver a specified number of
Shares directly to a designated broker or dealer pursuant to a cashless exercise election which is made in accordance with such requirements and procedures as are acceptable to the Committee in its sole discretion and (y)
full payment of all applicable Withholding Taxes (as defined in Section 11)
pursuant to Section 11 hereof.

     5.3 Upon receipt of the notice of exercise and any payment or other documentation as may be necessary pursuant to Section 5.2 relating to the
Shares in respect of which the Option is being exercised, the Company shall, subject to the Plan and this Option Agreement, take such action as may be necessary to effect the transfer to the Optionee of the number of Shares as to which such exercise was effective.

     5.4 The Optionee shall not be deemed to be the holder of, or to have any of the rights and privileges of a stockholder of the Company in respect of,
Shares purchased upon exercise of the Option until (i) the Option shall have been exercised pursuant to the terms of this Option Agreement and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and any applicable Withholding Taxes and (ii)
the Company shall have issued certificates representing such Shares to the
Optionee.

6. Termination of Employment.

     6.1 If, prior to the date of the initial vesting of the Option pursuant to
Section 4 hereof (the "Initial Vesting Date"), the Optionee's shall cease to be a director of the Company for any reason, the Optionee's right to exercise the
Option shall terminate as of the effective date of termination (the
"Termination Date") and all rights hereunder shall cease.

     6.2 If, on or after the Initial Vesting Date, the Optionee's shall cease to be a director of the Company for any reason other than death, permanent disability or for Cause, the Optionee shall have the right within three months after the Termination Date to exercise the Option to the extent that installments thereof shall have accrued at the Termination Date and shall not have been exercised, subject to any other limitation contained herein on the exercise of the Option in effect at the date of exercise. If the Optionee's shall cease to be a director for Cause, the Option shall terminate as of the
Termination Date, whether or not exercisable. For purposes hereof, "Cause"
means the Optionee's (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties,
(iii) engaging in a transaction in connection with the performance of duties to the Company which transaction is adverse to the interests of the Company and is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

     6.3 If the Optionee shall die within the three-month period referred to in
6.2 above, or shall die or become permanently disabled while a director of the
Company on or after the Initial Vesting Date, the Optionee or the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or administrator pursuant to will or the laws of descent and distribution shall have the right, within one year from the date of the Optionee's death or permanent disability, to exercise the Option to the extent that the Option was exercisable at the date of death, subject to any other limitation contained herein on the exercise of the Option in effect at the date of exercise.

7. Nontransferability.

     The Option shall not be transferable other than by will or by the laws of descent and distribution or by such other means explicitly permitted pursuant to Rule 16b-3 under the Exchange Act. During the lifetime of the Optionee, the
Option shall be exercisable only by the Optionee. After the death of the
Optionee, any exercisable portion of the Option may, prior to the time when the
Option becomes unexercisable under Section 6.3, be exercised by the Optionee's personal representative or by any person empowered to do so under the
Optionee's will or under the then applicable laws of descent and distribution.

8. No Right to Continue As Director.

     Nothing in this Option Agreement or the Plan shall be interpreted or construed to confer upon the Optionee any right to continue as a director of the Company, nor shall this Agreement or the Plan interfere in any way with the right of the Company or its directors or stockholders to remove the Optionee in accordance with the By-laws of the Company.

9. Adjustments.

     In the event that the outstanding shares of the Common Stock are, from time to time, changed into or exchanged for a different number or kind of shares of the capital stock of the Company or other securities of the Company by reason of a merger, consolidation, recapitalization, reclassification, stock split, stock dividend, combination of capital stock, or other similar increase or decrease in the number of shares outstanding without receiving compensation therefor, the Committee shall make an appropriate and equitable adjustment in the number and kind of Shares or other consideration as to which such Option, or portions thereof then unexercised, shall be exercisable and the exercise price therefor. Any such adjustment made by the Committee shall be final, binding and conclusive upon the Optionee, the Company and all other interested persons. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to the Option.

10. Effect of a Change in Control.

     10.1 Notwithstanding anything contained in the Plan or this Agreement to the contrary, in the event of a Change in Control, (a) the Option becomes immediately fully exercisable as to 100% of the Shares subject to the Option, and (b) upon termination of an Optionee's employment with the Company, following a Change in Control, the Option shall remain exercisable until one year after termination, but in no event beyond the Exercise Term. In the case of a Change in Control which is intended to be treated as a "pooling of interests" under generally accepted accounting principals (a "Pooling
Transaction"), the Board of Directors may take such actions which it determines after consultation with its advisors that are reasonably necessary in order to assure that the Pooling Transaction will qualify as such. The Company reserves the right to change or modify in any way the definition of Change of Control set forth in this Option Agreement and any such change or modification shall be binding on the Optionee.

     10.2 For the purposes of this Option Agreement, "Change in Control shall mean the first to occur of the following:

   a. The acquisition by any person or group (including a group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), other than the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 51% or more of the combined voting power of the Company's then outstanding voting securities, other than (i) pursuant to a transfer by Lehman
      Brothers Capital Partners III, L.P. to any of its affiliates or (ii) by any employee benefit plan maintained by the Company;

   b. The sale of all or substantially all the assets of the Company or its subsidiaries; or

   c. The election, including the filling of vacancies, during any period of
      24 months or less, of 50% or more, of the members of the Board of
      Directors, without the approval of Continuing Directors, as constituted at the beginning of such period. "Continuing Directors" shall mean any director of the Company who either (i) is a member of the Board of
      Directors on September 15, 1998, or (ii) is nominated for election to the
      Board of Directors by a majority of the Board which is comprised of directors who were, at the time of such nomination, Continuing Directors.

11. Withholding of Taxes.

     The Company shall have the right to deduct from any distribution of cash to the Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding
Taxes") with respect to the Option. The Optionee shall pay the Withholding
Taxes to the Company in cash prior to the issuance of the Shares. In satisfaction of the Withholding Taxes, the Optionee may make a written election
(the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares issuable to him or her upon exercise of the Option. For withholding tax purposes, the Shares should be valued on the date the withholding obligation is incurred, provided that to the extent applicable, such election is made in accordance with Rule 16b-3(e) of the Act.

12. Optionee bound by the Plan.

     The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

13. Modification of Agreement.

     This Agreement may be modified, amended, suspended or terminated, and any terms or conditions may be waived, but, subject to paragraphs 6.4 and 10.1, only by a written instrument executed by the parties hereto.

14. Severabilty.

     Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms.

15. Governing Law.

     The validity, interpretation, construction and performance of this
Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

16. Successors in Interest.

     This Agreement shall inure to the benefit of and be binding upon any such successor to the Company. This Agreement shall inure to the benefit of the
Optionee or the Optionee's legal representatives. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be final, binding and conclusive upon the Optionee's heirs, executors, administrators and successors.

17. Administration.

     The Committee shall have the power to interpret the Plan and this Option
Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action determination or interpretation made in good faith with respect to the Plan or the Options. In its absolute discretion, the
Board of Directors may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Option Agreement.

18. Resolution of Disputes.

     Any dispute or disagreement which may arise under, or as a result of, or in any way related to, the interpretation, construction or application of this
Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Optionee and Company for all purposes.

                                   By:
                                      -----------------------------------------
                                       Christopher C. Cambria
                                       Sr. Vice President, Secretary &
                                       General Counsel

Attests:
        -------------------------
           Assistant Secretary

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                                       Director Signature

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                                       Director Social Security Number

                                       Current Director Address: